Note 6 - Property and Equipment, Net	12 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
6.	Property and Equipment, net

	As of June 30,
	2024	2025
	US$	US$

Electronic equipment, cost	66	18
Less: accumulated depreciation	(63)	(13)
Electronic equipment, net	3	5

Depreciation expenses from continuing operations for the years ended June 30, 2023, 2024 and 2025 were approximately US$94, nil and US$3, respectively.

For the years ended June 30, 2023, 2024 and 2025, no impairment loss from continuing operations was recognized for the Company’s property and equipment.

The Company periodically reviews the recoverable amount of property and equipment, certain electronic equipment was disposed or written off due to no longer in use or having become technically or economically obsolete.

For the years ended June 30, 2023, 2024 and 2025, cost for the electronic equipment disposed were nil, nil and US$50, respectively.